ASSIGNMENT OF AN OIL AND GAS INTEREST

THIS ASSIGNMENT made and entered into this the 18th day of July, 2020, by and between North West Oil and Gas Trading Company, Inc. by and through its duly authorized representative by corporate resolution dated March 1, 2020, James White, whose address is 2240 Front Street, Suite 204 Melbourne, Florida 32901, hereinafter referred to as "Assignor" and Nowea, Inc., whose address is 2210 Front Street, Suite 204 Melbourne, Florida 32901, hereinafter referred to as "Assignee".

WITNESSETH

That the Assignor for and in consideration of the sum of One Dollar ($1.00), cash in hand, as well as other valuable consideration, the receipt of which is hereby acknowledged, has bargained and sold and by these presents does hereby sell, assign, remise, transfer and convey unto the ASSIGNEE ITS HEIRS AND ASSIGNS the following interest in an oil and gas lease known as the Hardcastle Lease as well as all equipment on the lease used to operate the wells, including but not limited to pump jacks, tanks, flow lines, electric lines and downhole equipment more specifically described as follows:

A. All (7% Overriding Royalty Interest, 25% Working interest and 10% Net Revenue Interest) of Assignor's right, title and interest in and to the Oil and Gas Lease and lands specifically described by permit number in Section B, hereafter called "the Wells";

B. All of Assignor's right, title and interest in and to all personal property, easements, permits and rights-of-way situated upon or used or useful or held for future use in connection with the exploration, development or operation of the interest and wells, described by permit number 11137, or of any unitized area which includes any of such properties and interest, or in the production, treating, storing or transportation of oil, gas or other hydrocarbons. Wells are located in Warren County, Kentucky.

C. Previously recorded in Warren County Book 1090, Page 844

Assignor acquired its interest in the above described Lease from Northwest Oil and Gas Trading Company, Inc. by Assignment dated April 24, 2018, of record in Deed Book 1160 Page 754, records of the Warren County Clerk's Office. The original lease is dated May 2, 2014 and recorded in Deed Book 1076, Page 540, records of the Warren County Court Clerk.

Assignor, for themselves, their heirs and personal representative or successors, does covenant and agree that they shall and will warrant and forever defend the above-bargained premises in the quiet and peaceable possession of Assignee, its heirs and assigns, against all and every person or persons claiming the whole or any part thereof, by, through or under Grantor.

Executed and delivered the day of Assignor's acknowledgment, to be effective as of the Effective Date. This Assignment is not valid until executed by Assignee, recorded, and a copy of the recorded instrument is returned to the Assignee.

ASSIGNOR:

____
North West Oil and Gas Trading Company, Inc.
By: James White, Duly Authorized Representative
Date: 7/18/2020

STATE OF KENTUCKY }
}
COUNTY OF WARREN }

Subscribed and sworn and Acknowledged before me by North West Oil and Gas Trading Company, Inc. by and through its duly authorized representative, James White on this the 18th day of July, 2020.

____
NOTARY PUBLIC-STATE AT LARGE
My Commission Expires: 9/8/2020
Notary Identification No: 564591

Prepared without
request for title
examination by:

____
Kevin L. Goff
Goff Law Firm, PLLC
1104 Fairview Avenue
Post Office Box 1737
Bowling Green, Ky 42102
270-843-0099

DOCUMENT NO: 1147340
RECORDED:July 20,2020 03:16:00 PM
TOTAL FEES: $50.00
COUNTY CLERK: LYNETTE YATES
DEPUTY CLERK: BAILEY ADAMS
COUNTY: WARREN COUNTY
BOOK: D1209 PAGES: 434 - 435

OIL AND GAS ASSIGNMENT

THIS OIL AND GAS ASSIGNMENT, made and entered into on this the 21st day of July, 2021 by and between Tres Dueces, LLC and Road Runner Properties, LLC, whose address is in care of Kahn, Dees, Donovan & Kahn, LLP, Attention: Patrick C. Thomas, 501 Main Street, Suite 305, P.O. Box 3646, Evansville, Indiana, 47735-3646, hereinafter referred to as Assignors, and Energyinvesting.com, Inc., a Florida profit corporation, whose address is 2210 Front Street, 204, Melbourne, Florida, 32901, hereinafter referred to as the Assignee;

WHEREAS, a certain Oil and Gas Lease dated May 21, 2014 was executed by the Hardcastle Trust and Dorothy Hardcastle and David Hardcastle as Lessors, in favor of Ploutus Oil, LLC as it pertained to a certain Oil and Gas Lease located in Warren County, Kentucky and filed of record in Deed Book 1076, Page 540 in the Warren County Court Clerk's Office; and

WHEREAS, the Assignor, Road Runner Properties, LLC currently owns a 25% overriding royalty interest in and to any oil or gas produced from the entire Hardcastle Oil and Gas Lease referred to hereinabove by virtue of that reservation granted to it by Ploutus Oil, LLC and filed of record in Deed Book 1076 at Page 548 in the Warren County Court Clerk's Office; and

WHEREAS, the Assignor Tres Dueces, LLC currently owns a 5% overriding royalty interest in and to the oil and gas produced from the Hardcastle wells 2 and 4 located on said Hardcastle Oil and Gas Lease referred to hereinabove by virtue of that assignment from Ploutus Oil, LLC dated June 20, 2014 and filed of record in Deed Book 1078 at Page 562 in the Warren County Court Clerk's Office; as well as Tres Dueces, LLC owning a collective 15% overriding royalty interest in and to the oil and gas produced from the entire Hardcastle Oil and Gas Lease referred to hereinabove by virtue of those assignments from Ploutus Oil, LLC dated August 6,

2014 and filed of record in Deed Book 1081 at Page 392; and September 26, 2014 and filed of record in Deed Book 1090 at Page 4 and in Deed Book 1090 at Page 844 in the Warren County Court Clerk's Office respectively; and

WHEREAS, the Assignors desire to assign to the Assignee any and all of their right, title and interest in and to any wells identified hereinabove and in and to the Hardcastle leasehold estate as identified hereinabove, together with any and all interest in and to any equipment associated with the Hardcastle wells 2 and 4 for the entirety of the Hardcastle lease unto the Assignee;

NOW, THEREFORE, for and in consideration of the payment of $2,000.00, and in further consideration of the Assignee releasing the Assignors from any liability and dismissing the Assignors as Defendants in a current civil action filed in 21-CI-00368, Warren Circuit Court, Division No. I styled *Energyinvesting.com, Inc. v. Tres Dueces, LLC and Road Runner Properties, LLC, et al*, the receipt of which is hereby acknowledged, the Assignors do hereby assign unto the Assignee any and all of their respective interest in and to the Hardcastle Oil and Gas Lease identified hereinabove, together with any and all of their respective interest in and to any equipment associated with the Handcastle wells 2 and 4 for the entirety of the Handcastle lease, all unto the Assignee.

Upon the execution of this Assignment, the Assignors request that their respective entities be dismissed as Defendants from the above-referenced litigation and that the Assignee be substituted in place of the Assignors as to any division order for future sale of oil produced by the operator from the Hardcastle lease identified hereinabove.

[SIGNATURE AND NOTARY EXECUTION ON FOLLOWING PAGE]

This 27th day of July, 2021.

TRES DUECES, LLC
BY: [signature]
MANAGING MEMBER

STATE OF CO

COUNTY OF Denver

SUBSCRIBED AND SWORN TO BEFORE ME by Logan J Riggs, Managing Member of Tres Dueces, LLC on this 27 day of July, 2021.

SHANE MCCLELLAND SUNN
NOTARY PUBLIC
STATE OF COLORADO
NOTARY ID 20204033491
MY COMMISSION EXPIRES 09/25/2024

[signature]
NOTARY PUBLIC: STATE AT LARGE
My Commission Expires: 9/25/2024
Notary ID#: 20204033491

ROAD RUNNER PROPERTIES, LLC
BY: [signature]
MANAGING MEMBER

STATE OF CO

COUNTY OF Denver

SUBSCRIBED AND SWORN TO BEFORE ME by Logan J Riggs, Managing Member of Road Runner Properties, LLC on this 27 day of July, 2021.

NOTARY PUBLIC: STATE AT LARGE
My Commission Expires: 7/25/2024
Notary ID#: 20204033491

SHANE MCCLELLAND SUNN
NOTARY PUBLIC
STATE OF COLORADO
NOTARY ID 20204033491
MY COMMISSION EXPIRES 09/25/2024

PREPARED BY:

KENNETH A. MEREDITH, II
Attorney at Law
316 East Main Street
P.O. Box 194
Bowling Green, KY 42102-0194
(270) 781-6194
kenmeredithii@gmail.com

DOCUMENT NO: 1203724
RECORDED:August 09,2021 09:47:00 AM
TOTAL FEES: $50.00
COUNTY CLERK: LYNETTE YATES
DEPUTY CLERK: KRISTIE GLASS
COUNTY: WARREN COUNTY
BOOK: D1237 PAGES: 806 - 809